SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) July 3, 2001




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



                    Delaware            000-31989                 54-1987541
--------------------------------  ------------------------    ----------------
(State or other                      (Commission File No.)        (I.R.S.
jurisdiction of incorporation)                                    Employer
                                                                  Identification
                                                                  No.)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

Item 5.  Other Events

     Convera Corporation (Nasdaq: CNVR) has scheduled its 2001 Annual Meeting of Stockholders for Thursday, September 13, 2001 to be held at 10:00 A.M. at the Reston Hyatt, 1800 President Street, Reston, Virginia 20190 in Room Lake Anne A. Convera expects to mail its proxy materials for the annual meeting on or about August 13, 2001.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CONVERA CORPORATION



                      By:      /s/ Patrick C. Condo
                                   Patrick C. Condo
                                   President and Chief Executive Officer



Date:  July 3, 2001